CONTINGENCIES	6 Months Ended
Jun. 30, 2013
CONTINGENCIES
CONTINGENCIES

14.       CONTINGENCIES

ENBRIDGE ENERGY PARTNERS, L.P.

Enbridge holds an approximate 21.1% combined direct and indirect ownership interest in EEP, which is consolidated with noncontrolling interests within the Sponsored Investments segment.

Lakehead System Crude Oil Releases

Line 6B Crude Oil Release

EEP continues to perform necessary remediation, restoration and monitoring of the areas affected by the Line 6B crude oil release. All of the initiatives EEP is undertaking in the monitoring and restoration phase are intended to restore the crude oil release area to the satisfaction of the appropriate regulatory authorities.

As at June 30, 2013, EEP’s total cost estimate for the Line 6B crude oil release was US$1,035 million ($167 million after-tax attributable to Enbridge) which is an increase of US$215 million ($30 million after-tax attributable to Enbridge) compared with the December 31, 2012 estimate. This total estimate is before insurance recoveries and excludes additional fines and penalties, which may be imposed by federal, state and local government agencies, other than the Pipeline and Hazardous Materials Safety Administration (PHMSA) civil penalty of US$3.7 million which was paid in the third quarter of 2012. On March 14, 2013, EEP received an order from the Environmental Protection Agency (EPA) (the Order) which defined the scope requiring additional containment and active recovery of submerged oil relating to the Line 6B crude oil release. EEP submitted its initial proposed work plan required by the EPA on April 4, 2013 and resubmitted the work plan on April 23, 2013. The EPA approved the Submerged Oil Recovery and Assessment (SORA) work plan with modification on May 8, 2013. EEP incorporate the modification and submitted an approved SORA on May 13, 2013. The Order states the work must be completed by December 31, 2013.

The US$175 million increase in the total cost estimate during the three month period ended March 31, 2013 was attributable to additional work required by the Order. The US$40 million increase during the three month period ended June 30, 2013 was attributable to further refinement and definition of the additional dredging scope per the Order and all associated environmental, permitting, waste removal and other related costs. The actual costs incurred may differ from the foregoing estimate as EEP completes the work plan with the EPA related to the Order and works with other regulatory agencies to assure its work plan complies with their requirements. Any such incremental costs will not be recovered under EEP’s insurance policies as the costs for the incident at June 30, 2013 exceeded the limits of its insurance coverage.

Expected losses associated with the Line 6B crude oil release included those costs that were considered probable and that could be reasonably estimated at June 30, 2013. Despite the efforts EEP has made to ensure the reasonableness of its estimates, there continues to be the potential for EEP to incur additional costs in connection with this crude oil release due to variations in any or all of the cost categories, including modified or revised requirements from regulatory agencies, in addition to fines and penalties and expenditures associated with litigation and settlement of claims.

Insurance Recoveries

EEP is included in the comprehensive insurance program that is maintained by Enbridge for its subsidiaries and affiliates which renews throughout the year. The May 1 insurance renewal programs include commercial liability insurance coverage that is consistent with coverage considered customary for its industry and includes coverage for environmental incidents such as those incurred for the crude oil releases from Lines 6A and 6B, excluding costs for fines and penalties.

The claims for the crude oil release for Line 6B are covered by Enbridge’s comprehensive insurance policy that expired on April 30, 2011, which had an aggregate limit of US$650 million for pollution liability. Based on EEP’s remediation spending through June 30, 2013, Enbridge and its affiliates have exceeded the limits of their coverage under this insurance policy. Additionally, fines and penalties would not be covered under the existing insurance policy. In the second quarter of 2013, EEP recognized US$42 million ($6 million after-tax attributable to Enbridge) of accrued insurance recoveries as reductions to environmental costs. In the first quarter of 2012, EEP received payments of US$50 million ($7 million after-tax attributable to Enbridge) for insurance receivable claims previously recognized as a reduction to environmental costs in 2011. As at June 30, 2013, EEP has recorded total insurance recoveries of US$547 million for the Line 6B crude oil release, out of the US$650 million aggregate limit. EEP expects to record receivables for additional amounts claimed for recovery pursuant to its insurance policies during the period that EEP deems realization of the claim for recovery to be probable.

Effective May 1, 2013, Enbridge renewed its comprehensive property and liability insurance programs, under which EEP is insured through April 30, 2014, with a current liability aggregate limit of US$685 million, including sudden and accidental pollution liability. In the unlikely event multiple insurable incidents occur which exceed coverage limits within the same insurance period, the total insurance coverage will be allocated among the Enbridge entities on an equitable basis based on an insurance allocation agreement EEP has entered into with Enbridge and another Enbridge subsidiary.

Legal and Regulatory Proceedings

A number of United States governmental agencies and regulators have initiated investigations into the Line 6B crude oil release. Approximately 45 actions or claims have been filed against Enbridge, EEP or their affiliates in United States federal and state courts in connection with the Line 6B crude oil release, including direct actions and actions seeking class status. Based on the current status of these cases, EEP does not expect the outcome of these actions to be material. As noted above, on July 2, 2012, PHMSA announced a Notice of Probable Violation related to the Line 6B crude oil release, including a civil penalty of US$3.7 million that EEP paid in the third quarter of 2012. One claim related to the Line 6A crude oil release has been filed against one of EEP’s affiliates by the State of Illinois in an Illinois state court. The parties are currently operating under an agreed interim order.

TAX MATTERS

Enbridge and its subsidiaries maintain tax liabilities related to uncertain tax positions. While fully supportable in the Company’s view, these tax positions, if challenged by tax authorities, may not be fully sustained on review.

OTHER LITIGATION

The Company and its subsidiaries are subject to various other legal and regulatory actions and proceedings which arise in the normal course of business, including interventions in regulatory proceedings and challenges to regulatory approvals and permits by special interest groups. While the final outcome of such actions and proceedings cannot be predicted with certainty, Management believes that the resolution of such actions and proceedings will not have a material impact on the Company’s consolidated financial position or results of operations.